UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                              Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

MARVELL TECHNOLOGY GROUP LTD.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to Be Held on June 30, 2015.
MARVELL TECHNOLOGY GROUP LTD.
MARVELL®
MARVELL TECHNOLOGY GROUP LTD.
CANON’S COURT
22 VICTORIA STREET
HAMILTON HM 12
BERMUDA
Meeting Information
Meeting Type: Annual General Meeting
For holders as of: May 4, 2015
Date: June 30, 2015
Time: 4:00 p.m., PT
You are receiving this communication because you hold shares in the company named above.
This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).
We encourage you to access and review all of the important information contained in the proxy materials before submitting your proxy.
See the reverse side of this notice to obtain
proxy materials and voting instructions.
M92956-P64040

— Before You Vote —
How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
NOTICE AND PROXY STATEMENT FORM 10-K SHAREHOLDER LETTER
How to View Online:
Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET: www.proxyvote.com
2) BY TELEPHONE: 1-800-579-1639
3) BY E-MAIL*: sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) in the subject line.
Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before June 16, 2015 to facilitate timely delivery.

— How To Vote or Submit Your Proxy —
Please Choose One of the Following Methods to Vote or Submit Your Proxy

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.
Submit Your Proxy By Internet: To submit your proxy now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions.
Submit Your Proxy By Mail: You can submit your proxy by mail by requesting a paper copy of the materials, which will include a proxy card.

M92957-P64040

Voting Items
AT THE ANNUAL GENERAL MEETING, THE BOARD
OF DIRECTORS RECOMMENDS A VOTE “FOR”
EACH OF THE DIRECTOR NOMINEES LISTED IN
PROPOSAL 1 AND “FOR” PROPOSALS 2, 3, 4 AND 5.
Annual General Meeting
Election of Directors
1. Nominees:
1a. Dr. Sehat Sutardja
1b. Weili Dai
1c. Dr. Juergen Gromer
1d. Dr. John G. Kassakian
1e. Arturo Krueger
1f. Dr. Randhir Thakur
2. Advisory vote to approve named executive officer compensation.
3. To approve the Executive Performance Incentive Plan in order to provide for future bonus awards to certain key executive officers that are deductible under Section 162(m) of the U.S. Internal Revenue Code of 1986, as amended.
4. To approve an amendment to the Amended and Restated 1995 Stock Option Plan, as amended, to provide for awards under the plan that comply with the exemptions from the deduction limitations imposed under Section 162(m) of the U.S. Internal Revenue Code of 1986, as amended, and to enable the grant of a full range of awards to non-employee directors.
5. To re-appoint PricewaterhouseCoopers LLP as our auditors and independent registered public accounting firm, and to authorize the audit committee, acting on behalf of the board of directors, to fix the remuneration of the auditors and independent registered public accounting firm, in both cases for the fiscal year ending January 30, 2016.
In their discretion, the proxy holders are authorized to
vote upon such other business as may properly come
before the Annual General Meeting.
M92958-P64040

M92959-P64040